FOUNDERS FUNDS, INC.
                  SUPPLEMENT TO PROSPECTUS DATED MAY 1, 1998

FOUNDERS SPECIAL FUND

The description of Founders Special Fund in the second paragraph on page 16 is hereby amended by the addition of the following as the next to last sentence in that paragraph:

      For more information on our "growth" style of portfolio management, see "Founders' Investment Philosophy" on page 7.

FOUNDERS GROWTH FUND

The description of Founders Growth Fund on page 22 is hereby amended to state that Edward F. Keely, lead portfolio manager of the Fund, has resigned his employment with Founders effective August 21, 1998. It is expected that Mr. Keely will continue to serve as the lead manager for the Fund until that date, with the support of the Founders investment management team, and that members of the team will manage the Fund thereafter, if necessary, until a new lead manager is named.

INVESTMENT POLICIES

The section of the Funds' prospectus entitled "Investment Policies and Risks -- Other Investments " is hereby amended as set forth below:

      The subsection entitled "Government Securities" is hereby amended on page 37 by the addition of the following new paragraph at the end of that subsection:

            All of the Funds with the exception of the Money Market Fund also may purchase U.S. Treasury STRIPS (Separate Trading of Registered Interest and Principal of Securities). STRIPS essentially are zero-coupon bonds that are direct obligations of the U.S. Treasury. These bonds do not make regular interest payments; rather, they are sold at a discount from face value, and principal and accrued interest are paid at maturity. STRIPS may experience greater fluctuations in market value due to changes in interest rates and other factors than debt securities that make regular interest payments. A Fund will accrue income on STRIPS for tax and accounting purposes which must be distributed to Fund shareholders even though no cash is received at the time of accrual. Therefore, the Fund may be required to liquidate other portfolio securities in order to meet the Fund's distribution obligations.


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      The first paragraph of the subsection entitled "Commercial Paper and Other
Cash Securities" is hereby amended on page 37 to read as follows:

            COMMERCIAL PAPER AND OTHER CASH SECURITIES. Commercial paper purchased by Money Market Fund must be rated by any two nationally recognized statistical rating organizations (NRSROs), or by the only NRSRO that has rated the security, in one of the two highest short-term rating categories, or be comparable unrated securities. However, the Fund may not invest more than 5% of its total assets in securities rated in the second highest rating category. For a list of NRSROs and a description of their ratings, see the Statement of Additional Information.

The date of this Supplement is July 7, 1998.